Exhibit 32.1
CHIEF EXECUTIVE OFFICER CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. §1350, the undersigned officer of Sunnova Energy International Inc. (the “Registrant”) hereby certifies that, to his knowledge, the Registrant’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022 (the “Quarterly Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	July 28, 2022	/s/ William J. Berger
William J. Berger
Chief Executive Officer